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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated November 21, 2005 related to the consolidated financial statements of Aearo Technologies Inc., appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Indianapolis, Indiana
November 21, 2005